                                                                   EXHIBIT 10.03

                                                                    CONFIDENTIAL


CONTRACT NO. __________
DISTRIBUTOR: INTERNET CENTURY, INC.


                             REUTERS NEWMEDIA INC.
                     INTERNET SERVICES TERMS AND CONDITIONS

1.   TERM

1.1. The Agreement will take effect on the Effective Date, and, unless terminated earlier as permitted hereunder, will terminate twenty-six (26) months from the first day of the month immediately following the Effective Date (the "Term").

2.   REUTERS SERVICES

2.1. Provision of Services. Reuters will provide Distributor with access to the Reuters Services at Distributor's Installation Address in accordance with all of the terms and conditions of this Agreement. The text, data, graphics, moving and still images and sound recordings contained in the Reuters Services, and any portion thereof, shall hereinafter be referred to, individually and collectively, as the "Reuters Content".

2.2. Withdrawal of Service. Reuters may cancel all or part of any Reuters Service if: (a) the Reuters Service becomes the subject of a claim that such service infringes the rights of any third person or that Reuters otherwise does not have the right to permit others to use it; (b) the Reuters Service becomes illegal or contrary to any applicable law or regulation; or (c) Reuters for any reason discontinues the Reuters Service (or part thereof) as a Reuters product offering. If Reuters cancels all or part of any Reuters Service, Reuters only obligations to Distributor will be to notify Distributor reasonably promptly and to refund, pro rata, any fees paid in advance for the affected Reuters Service. Except as set forth in this subsection 2.2, such cancellation shall not give rise to a right of Distributor to cancel the affected Reuters Service or terminate the Agreement. In the event, pursuant to this subsection 2.2, Reuters cancels:
     (a) a whole Reuters Service, Distributor may terminate this Agreement if Distributor is receiving only one Reuters Service at the time; (b) part of a Reuters Service, Distributor may cancel the affected Reuters Service if Reuters cancellation substantially frustrates Distributor's purpose in subscribing to such service. In each case, Distributor shall pay any fees and charges due at the time of termination.

3.   USE OF REUTERS CONTENT

3.1. License. Reuters hereby, grants to Distributor during the Term the worldwide, non-exclusive non-transferable right, subject to the terms and conditions of this Agreement, to distribute the Reuters Content solely by displaying it on Distributor's Internet Service, and to make such internal copies as are necessary to create that display. Except as set forth herein, no other use, copying, display or distribution, in any form, of the Reuters Content, in whole or in part, by Distributor is permitted without the prior written consent of Reuters.

3.2. Limitations and Restrictions. Unless otherwise stated in this Agreement, Distributor shall display the Reuters Content verbatim as received and may not edit, modify or translate the Reuters Content in any way; provided that Distributor shall be permitted to: (a) modify the layout of the Reuters Content to fit within the layout of Distributor's Internet Service; and (b) extract headlines from the Reuters Content for display in accordance with Sec. 3.1 hereof, provided that each such headline shall contain a hypertext link to the corresponding story as displayed on Distributor's Internet Service. Distributor shall not re-write or otherwise use any portion of the Reuters Content to create original content for publication. By way of example, but not limitation, Distributor shall not use the Reuters Content as source (factual background) material to create content for publication without Reuters prior written consent. The rights granted to Distributor herein shall be subject to the additional limitations and restrictions, if any, specified in this Agreement.

3.3. Editorial Control. Reuters reserves to itself complete editorial freedom in the form and content of the Reuters Content and may alter the same from time to time, such alterations including retracting and canceling stories (which, for clarity, shall not constitute a cancellation of part of a Reuters Service as described in Sec. 2.2 hereof) and publishing corrections. Distributor shall comply with any editorial codes contained in the Reuters Content, including mandatory delay codes, or any other reasonable limitations or restrictions placed by Reuters or its third party content providers on the use, display or distribution of any Reuters Content. Reuters shall inform Distributor of the meaning of any such codes.

3.4. Release of Content. Distributor will display Reuters Content promptly after the later of (a) the time the Reuters Content is received at Distributor's Installation Address; or (b) the end of any applicable delay period. In no event may any applicable delay period. In no event may Distributor display Reuters Content received more than 18 hours earlier in any section entitled "Today's News", "Current", or any title of similar import.

3.5. Storage. Distributor may not store or authorize any person to store the Reuters Content in any medium for more than seven (7) days without the prior written consent of Reuters. Distributor acknowledges that Reuters may impose additional fees if it grants permission to extend such storage period.

4.   SOFTWARE (if applicable - see Order Form)

4.1 License. Reuters grants to Distributor during the Term a non-exclusive, non-transferable right to use the Software at Distributor's Installation

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                                                                    CONFIDENTIAL

     Address solely for the purpose of accessing the Reuters Content. Distributor may not sub-license, assign, copy (except for back-up purposes), distribute, modify, merge, transfer, decompile or reverse engineer the Software except to the extent permitted in writing by Reuters or to the extent this restriction is not permitted by applicable law.

5.   USE OF EQUIPMENT (if applicable - see Order Form)

5.1 Installation. Reuters or its nominees will supply and install the Equipment at Distributor's Installation Address so that Distributor may access the Reuters Content. Reuters may, at any time and upon thirty (30) days' written notice (or upon less notice if reasonably necessary), replace the Equipment with other equipment (which will then be deemed to form part of the Equipment) or replace the means of transmission of the Reuters Services with another means of transmission.

5.2 Distributor Obligations. Distributor will, at its own cost and expense, obtain any and all consents, rights of access, easements, governmental approvals, building permits, zoning authorizations, or other rights or authorizations necessary for the installation and use of the Equipment. Distributor will not move the Equipment from its location as installed without the prior written consent and supervision of Reuters, nor will Distributor allow the Equipment to become subject to any claims, liens or encumbrances. Distributor will not allow any person other than Reuters or its nominees to maintain and/or repair the Reuters Equipment. Distributor will provide, at his own cost and expense, all connections from its own computer systems to the Equipment, and will be solely responsible for all transmission and communication of the Reuters Content from the Equipment to Distributor's computer systems. All such connections will be in accordance with applicable standards, including those of Underwriters Laboratories, Inc.

5.3 Insurance and Damage. Distributor will provide risk insurance coverage sufficient to protect the Equipment. Distributor will be responsible for any damages caused to or by the Equipment from any cause whatsoever including but not limited to unexplained disappearance or theft, or in connection with its use, maintenance or repair, unless such loss or damage is attributable to any act or omission of Reuters.

5.4 Upgrades. Distributor acknowledges and agrees that, from time to time, it may be necessary for it, at its own cost and expense, to upgrade its hardware and/or software in order to maintain compatibility with modifications to any part of the Reuters Services and the means of accessing the same. In the event that the cost to maintain such compatibility would have a material effect on Distributor's capacity to perform hereunder, at Reuter election, Reuters may pay for such upgrades or grant Distributor the right to terminate this Agreement on Sixty (60) days' notice subject only to payment of any fees and charges owed at such time.

6.   SUPPORT

6.1 Extent of Support. Reuters or its nominees will, at Reuters cost and expense, use reasonable efforts to maintain the Software and Equipment in standard operating condition. Reuters shall not have any obligation to provide support that is required because of: (a) accident, negligence or misuse not attributable to Reuters; (b) failure of an operating environment or causes other than ordinary use; (c) attempts made to repair, service or modify the Software or Equipment by Persons other than the personnel of Reuters or its nominees; (d) use of non-current versions of the Software and/or Equipment where current versions have been made available to Distributor; or (e) use of software or hardware not supplied by Reuters. In the event Reuters provides support for any of the foregoing reasons (i.e., (a)-(e)), Distributor will pay for Reuters time and materials at Reuters then-current rates. Distributor will allow Reuters or its nominees access to Distributor's Installation Address, and any other applicable location, at all reasonable times, with reasonable prior notice, in order to install, inspect, maintain, repair, replace or remove all or part of the software and/or Equipment.

7.   CREDIT AND BRANDING

7.1 Notices. Distributor will not remove or conceal any copyright or other proprietary notice or any credit-line or date-line included in the Reuters Services. Distributor will insert on any page that contains any Reuters Content, and in close proximity to the Reuters Content, the following notice: "Copyright [insert current year] Reuters Limited. Click Here for Limitations and Restrictions on Use." Such notice (and any "Teaser Notice" as set forth below) shall contain a hypertext link to the following notice, which shall appear in a legal notice are on Distributor's Internet
     Service: "Reuters content is the intellectual property of Reuters Limited. Any copying, republication or redistribution of Reuters content, including by caching, framing or similar means, is expressly prohibited without the prior written consent or Reuters. Reuters shall not be liable for any errors or delays in content, or for any actions taken in reliance thereon." Reuters reserves the right to alter these notices from time to time. Notwithstanding the foregoing, if the only Reuters Content on a page is three or fewer headlines per Reuters Service, Distributor shall be permitted to substitute "Reuters Headlines", or a similar Reuters identifier mutually agreed by the parties ("Teaser Notice"), for the copyright notice first set forth above.

7.2 Reuters Branding. Reuters will provide Distributor with a graphics file containing the Reuters logo ("Logo"). Distributor shall insert the Logo at the top of any page containing any Reuters Content, except a page whose only Reuters Content is three or fewer headlines per Reuters Service, in a size not smaller than 164 X 41 pixels square. Reuters reserves the right to replace this Logo with another graphic identifying the Reuters Services. If Distributor is receiving the


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                                                                    CONFIDENTIAL

       Reuters/Variety service, the Logo may include the Variety logo.

7.3    Use of Reuters Marks. Except as specifically authorized in this
       Section 7, Distributor shall not use the Reuters name or any Reuters trademarks without Reuters prior written consent. Distributor may not make any statement (whether oral or in writing) in any external advertising, marketing or promotion materials regarding Reuters or the Reuters Services without the prior written consent of Reuters, provided that materials that are substantially identical to those previously approved need not be submitted for re-approval.

7.4 Linking and Framing. Distributor may not solicit or encourage other internet sites or on-line services to frame, or hypertext link directly to, the Reuters Content on Distributor's Internet Service without the prior written consent of Reuters. To the extent technologically feasible and commercially reasonable. Distributor shall not permit any third party internet site or on-line service to frame Distributor's Internet Service such that any Reuters Content appears on the same screen as such third party's internet site or on-line service. To the extent that it is not technologically feasible or commercially reasonable to prevent such framing, upon Reuters request and at Reuters expense, Distributor shall cooperate with Reuters in causing such third party to cease and desist from such framing.

7.5 No Co-Branding. Distributor may not co-brand pages containing any Reuters Content. For purposes of this subsection 7.5 to "co-brand" means to display the name, logo, trademark or other identifier of another entity (except for Reuters) in such a manner as to give the viewer the impression that such other entity is a publisher or distributor of the content. This section is not intended to prohibit conventional advertising or sponsorships that do not create such impression.

7.6 Misleading Advertising. Distributor will not include any advertising on pages containing Reuters content that falsely imply that the advertiser is associated with Reuters or the Reuters Content.

8.     INTELLECTUAL PROPERTY

8.1 Rights of Reuters. The Reuters Services and Reuters name and trademarks are the valuable intellectual property of Reuters Limited. All rights with respect to the Reuters Services and Reuters name and trademarks, whether now existing or which may hereafter come into existence, which are not expressly granted to Distributor herein are reserved to Reuters Limited. Any goodwill generated through Distributor's use of the Reuters name and trademarks shall inure solely to the benefit of Reuters Limited.

8.2 Distributor's Obligations. Distributor will promptly notify Reuters of any infringement or threatened infringement of any right of Reuters of which Distributor becomes aware and will provide reasonable assistance to Reuters, at Reuters expense, in connection therewith.

9.     FEES, CHARGES AND REPORTING

9.1 Monthly Fees. In consideration of the rights granted to Distributor in this Agreement, Distributor will pay Reuters all fees and charges set forth on the Order Form and any schedules thereto ("Fees"). All Fees shall be paid within 30 days of receipt of an invoice for the same from Reuters. Unless otherwise agreed, billing shall commence when Reuters permissions Distributor to receive the Reuters Services.

9.2 Late Payments. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the greater of (a) 1.5 percent per month and (b) the maximum allowable rate of interest in the State of New York for transactions between sophisticated commercial entities.

9.3 Taxes. In addition to the amounts set forth above, Distributor will pay to Reuters or to the relevant taxing authority, as appropriate, any applicable sales, use goods and services, value added or other taxes payable under this Agreement (other than taxes levied or imposed on Reuters income). In all cases, the amounts due under this Agreement will be paid by Distributor to Reuters in full without any right of set-off or deduction.

9.4 CPI Increase. During each year of the Term and any renewal term of this Agreement, Reuters reserves the right to increase the Fees by the yearly percentage increase in the Consumer Price Index for all urban consumers as issued by the Bureau of Labor Statistics of the U.S. Department of Labor in the New York/New Jersey Metropolitan area ("CPI"), reported each September (as measured by the increase in the CPI from September of the previous year to August of the present year). Reuters will notify Distributor of any such increase in Fees for the following year by October 1 of the prior year, and such percentage increase will become effective as of January 1st of the following year.

9.5 Reporting. In addition to any other report required hereunder, each month during the Term Distributor shall submit to Reuters a statement ("Statement") containing an accurate count of the total number of page views of pages containing any Reuters Content served by Distributor's Internet Service in the prior month. Such count shall include the number of hits to any proxy cache where such pages are stored and Distributor hereby agrees to use commercially reasonable means to count the number of such proxy cache hits. Distributor shall set forth in its Statement a description of the means used to count proxy cache hits.

10.    CONFIDENTIALITY

10.1 Definition. "Confidential Information" means any information regarding the terms of this Agreement and any information, in whatever form, regarding the business or operations of Reuters or Distributor that the disclosing party designates as confidential at the time of disclosure; provided that Confidential Information shall not include information which: (a) at or prior to the time of disclosure by the disclosing party was known to the receiving party through lawful means; (b) at or after the time of disclosure by the disclosing party becomes generally available to the public through no act or omission on the receiving party's part; (c) is developed by the receiving


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                                                                    CONFIDENTIAL

        party independent of any Confidential Information it receives from the disclosing party; or (d) the receiving party receives from a third person free to make such disclosure without breach of any legal obligation.

10.2 Obligations. The receiving party acknowledges the confidential nature of the disclosing party's Confidential Information and agrees that it shall not disclose the disclosing party's Confidential Information to any other person, or use any Confidential Information for any purpose other than as contemplated hereby, without the prior written consent of the disclosing party. Each party hereto agrees to take reasonable precautions (no less rigorous than the receiving party takes with respect to its own comparable Confidential Information) to prevent unauthorized or inadvertent disclosure of the other party's Confidential Information. Notwithstanding the foregoing, a receiving party may disclose Confidential Information of a disclosing party pursuant to any statute, regulation, order, subpoena or document discovery request, provided that prior written notice of such disclosure is furnished to the disclosing party as soon as practicable in order to afford the disclosing party an opportunity to seek, at its own expense, a protective order (it being agreed that if the disclosing party is unable to obtain or does not seek a protective order and the receiving party is legally compelled to disclose such information, disclosure of such information may be made without liability).

11.     LIMITATION OF LIABILITY

11.1 Acts of God. Neither party will be liable for any failure to perform any obligation hereunder, or from any delay in the performance thereof, due to causes beyond its control, including industrial disputes of whatever nature, acts of God, public enemy, acts of government, failure of telecommunications, fire or other casualty.

11.2 Special Damages. Under no circumstances will either party be liable for any indirect, incidental, special or consequential damages with respect to the subject matter hereof, including lost profits, regardless of whether such damages could have been foreseen or prevented by either party.

11.3 Aggregate Liability. Except for the parties' obligations under Section 13, in no event will the aggregate liability of either party to the other party or to any third party for damages, direct or otherwise, arising out of or in connection with this Agreement exceed the total value of the Fees payable to Reuters during the Term regardless of the cause or form of action; provided, however, that the foregoing limitation on liability shall not apply to any violation by Distributor of the provisions of Sections 3 and 7 hereof.

12.     REPRESENTATIONS AND WARRANTIES

12.1 General. Each party hereto represents and warrants that: (a) it has the full right and power to enter into and fully perform this Agreement in accordance with its terms; and (b) the execution, delivery and performance of this Agreement will not violate rights granted by such party to any third party or violate the provisions of any agreement to which it is a party.

12.2 EXCLUSION OF WARRANTIES. REUTERS SHALL NOT BE LIABLE FOR ANY DAMAGES SUFFERED OR INCURRED BY DISTRIBUTOR OR ANY THIRD PERSON ARISING OUT OF ANY FAULTS, INTERRUPTIONS OR DELAYS IN THE REUTERS SERVICES AND ANY INACCURACIES, ERRORS OR OMISSIONS IN THE REUTERS CONTENT. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THERE ARE NO WARRANTIES, CONDITIONS, GUARANTIES OR REPRESENTATIONS (as used in this subsection, "WARRANTIES") AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, IN LAW OR IN FACT, ORAL OR IN WRITING. ALL SOFTWARE IS LICENSED "AS IS", WITHOUT ANY WARRANTIES. EACH PARTY HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY WARRANTY MADE BY THE OTHER EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT.

13.     INDEMNIFICATION

13.1 Indemnification by Distributor. Distributor will indemnify and hold Reuters harmless from and against any and all liabilities, damages, awards, settlements, losses, claims and expenses, including reasonable attorneys fees and costs of investigation ("Damages"), due to any claim by a third party relating to or arising out of Distributor's Internet Service or any other activities of Distributor, including infringement of any third person's intellectual property rights, except Damages arising solely out of Distributor's use of the Reuters Content, unmodified, in accordance with this Agreement.

13.2 Indemnification by Reuters. Reuters will indemnify and hold Distributor harmless from and against any and all Damages due to any claims by a third party that the Reuters Content or the Software infringes any third party's intellectual property rights, provided that: (i) the relevant claim does not arise from any modification to the Reuters Content or Software made by Distributor or any person receiving the Reuters Content through Distributor; (ii) the relevant claim does not concern Reuters Content that Reuters notified Distributor should not be used; (iii) the relevant claim is not based upon content obtained by Reuters from a third party; and (iv) with respect to the Software, Reuters obligation to indemnify Distributor shall not apply to any claims for infringement of patent rights.

13.3 Notice and Participation. A party seeking indemnification pursuant to this Section 13 (an "Indemnified Party") from or against the assertion of any claim by a third party will give prompt notice to the party from whom indemnification is sought (the "Indemnifying Party"); provided however, that failure to give prompt notice will not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure). The Indemnifying Party and the Indemnified Party will cooperate in the defense or prosecution of any third party claims.

14.     TERMINATION



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                                                                    CONFIDENTIAL


14.1 Termination by Either Party. In addition to any other remedy available at law or in equity, either party may terminate this Agreement immediately, without further obligation to the other party, in the event of any breach of this Agreement by the other party that is not remedied within 30 days' written notice of such breach; provided that Reuters may terminate this Agreement for any breach of Sections 3 or 7 that is not remedied within 5 days' notice of such breach.

14.2 Termination by Reuters. In additional to the right of termination set forth in Sec. 14.1, Reuters shall have the right to terminate this agreement immediately in the event of: (a) any sale, lease or other transfer of all or substantially all of the assets of Distributor to any entity; (b) any change in control of Distributor (whether by merger, stock transfer or otherwise); or (c) Distributor's making an assignment for the benefit of its creditors, the filing of a voluntary or involuntary petition under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under the provisions of any law of like import in connection with the other party, or the appointment of a trustee or receiver for Distributor or its property.

14.3 Obligations Upon Termination. Promptly upon termination of this Agreement for any reason, Distributor will: (a) delete or destroy any Reuters Content stored pursuant to Section 3.5 or otherwise in its possession, custody or control; (b) pay all fees accrued pursuant to this Agreement; and (c) allow Reuters or its nominees to access Distributor's Installation Address to remove the Equipment and Software.

15.  GENERAL

15.1 Similar Agreements. Nothing will be deemed to limit or restrict either party from entering into similar agreements with any other Person or from offering services similar to the other party's.

15.2 Press Releases. Neither party will issue any external press statement regarding the availability of the Reuters Services on Distributor's Internet Site unless (a) it has received the express written consent of the other party, which will not be unreasonably withheld; or (b) it is required to do so by Law.

15.3 Controlling Law. This Agreement will be deemed to have been executed and delivered in the State of New York and it will be governed by and construed in accordance with the laws of New York.

15.4 Notices. Except as otherwise provided herein, whenever any notice, request, consent, approval or other communication shall be given by one party hereto to the other, such communication shall be in writing and shall be delivered by registered or certified mail, return receipt requested, addressed as follows:

         To Reuters:
         Reuters NewMedia Inc.
         1750 Presidents Street
         Reston, Virginia 20190
         (703) 471-2222 (Facsimile)
         Attn: Senior Vice President - Sales

         To Distributor:
         See Contact Person on Order Form

     Notices shall be effective on the date received.

15.6 Assignments. This Agreement will be binding upon and inure to the benefit of the parties, their respective personal representatives, and permitted successors and assigns. Distributor may not assign or otherwise transfer any of its rights or delegate any of its duties under this Agreement without the prior written consent of Reuters. Reuters reserves the right, at its sole discretion, to assign or transfer any of its rights and delegate any of its duties hereunder, in whole or in part, to any direct or indirect subsidiary of Reuters Limited.

15.7 Relationship Between the Parties. There is no joint venture, partnership, agency or fiduciary relationship existing between the parties and the parties do not intend to create any such relationship by this Agreement.

15.8 Amendments, Waivers. This Agreement may not be amended, modified or superseded, unless expressly agreed to in writing by both parties. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. The failure of either party at any time or times to require full performance of any provision hereof will in no manner affect the right of such party at a later time to enforce the same.

15.9 Severability. If any provision or term of this Agreement, not being of a fundamental nature, is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of this Agreement will not be affected.

15.10 Survival. The provisions of Sections 3, 9, 10, 11, 12, 13, and 15 of this Agreement will survive the termination of this Agreement.

                        ADDENDUM TO TERMS AND CONDITIONS


1.1  Distributor is permitted to store the Reuters Content for up to 30 days







                                       /s/ MH
                                       ---------------
                                       DISTR. INITIALS

                                                                    CONFIDENTIAL

                             CONTRACT NO.__________

                             REUTERS NEWMEDIA, INC.
                          INTERNET SERVICES ORDER FORM

INTERNET CENTURY, INC.                                              NEVADA
-----------------------------------------------------------------------------------------------------
Name of Legal Entity Subscribing to Services ("Distributor")           State/Country of Incorporation

1. ARIZONA CENTER, SUITE 545                     PHOENIX              AZ.                  85004
-----------------------------------------------------------------------------------------------------
Distributor's Principal Street Address            City               State                Zip Code

MR. MICHAEL HUBERT                            602-716-0100        602-716-0200
-----------------------------------------------------------------------------------------------------
Distributor's Contact Person                      Phone               Fax                  E-Mail
(must be at above address)
SAME
-----------------------------------------------------------------------------------------------------
Distributor's Billing Contact Name            Street Address          City            State Zip Code

SAME
-----------------------------------------------------------------------------------------------------
Address Where Distributor Will Receive Services ("Distributor's Installation Address")

Description and URL of Distributor's Internet Service(s) ("Distributor's Internet Service"): AN
INTERNET SITE WHICH PROVIDES NEWS AND INFORMATION ABOUT LATIN AMERICA AND IS AVAILABLE AT THE URL
WWW.QUEPASA.COM
-----------------------------------------------------------------------------------------------------

    DISTRIBUTOR SUBSCRIBES TO THE FOLLOWING SERVICES ("REUTERS SERVICES")

--------------------------------------------------------------------------------
                     REUTERS SERVICE                           FEE (per month)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REUTERS ONLINE SPANISH REPORT - A selection of top stories        $5,000.00
in Spanish, including the following topics: general news,
business, and sports.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXTENDED ARCHIVE FEE                                              $1,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         TOTAL MONTHLY SERVICE FEES ("SERVICE FEES")              $6,000.00
--------------------------------------------------------------------------------


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                                                                    CONFIDENTIAL


Contract No.                                      REUTERS NEWMEDIA, INC.
            -----------------------
Distributor: Internet Century, Inc.          INTERNET SERVICES ORDER FORM - P.2



EQUIPMENT PROVIDED TO RECEIVE REUTERS SERVICES ("Equipment"): None

-------------------------------------------------------------------------------

SOFTWARE PROVIDED TO RECEIVE REUTERS SERVICES ("Software"): Winds

-------------------------------------------------------------------------------


                          ADDITIONAL FEES AND CHARGES

INSTALLATION CHARGE: None

COMMUNICATIONS CHARGE (per month): $75.00

SOFTWARE FEE (per month): $75.00

SECURITY DEPOSIT: A security deposit ("Security Deposit") in the amount of $0 will be paid by the Distributor upon the execution hereof. This Security Deposit may be used, applied or retained by Reuters, in whole or in part, to the extent required for the payment of any fees or charges payable hereunder as to which the Distributor is in default, or for any sum which Reuters may expend or may be required to expend by reason of the Distributor's default hereunder. The balance of the Security Deposit, if any, will be returned to the Distributor upon the termination of this Agreement after the return of the Equipment and Software, if any, to Reuters.

OTHER FEES: $1,000.00 per month for 30 day archive right

BY SIGNING BELOW, DISTRIBUTOR AGREES TO SUBSCRIBE TO THE REUTERS SERVICES SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH ON THIS REUTERS NEWMEDIA INTERNET SERVICES ORDER FORM ("ORDER FORM"), THE ATTACHED REUTERS NEWMEDIA, INC. INTERNET SERVICES TERMS AND CONDITIONS ("TERMS AND CONDITIONS"), AND ALL ADDENDA, AMENDMENTS AND SCHEDULES THERETO. THE ORDER FORM AND TERMS AND CONDITIONS, INCLUDING ALL ADDENDA, AMENDMENTS AND SCHEDULES THERETO, SHALL HEREINAFTER COLLECTIVELY BE REFERRED TO AS THE "AGREEMENT," AND SHALL TOGETHER FORM THE ENTIRE AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.


REUTERS NEWMEDIA INC.                        INTERNET CENTURY, INC.
    ("Reuters")                                  ("Distributor")


By: Andrew Nibley                            By: /s/ MICHAEL A. HUBERT
   --------------------------                    -----------------------------

Title: President                             Title: COO
      -----------------------                      ---------------------------

Date: 2/4/99                                 Date:  1-20-99
     ------------------------                     ----------------------------
                                                       ("Effective Date")

                                                                    CONFIDENTIAL


CONTRACT NO. --------------                       REUTERS NEWMEDIA, INC.
DISTRIBUTOR: INTERNET CENTURY, INC.             INTERNET SERVICES ORDER FORM
                                                  FEE SCHEDULE (ROYALTY)

1. Monthly Reuters Royalty. Distributor shall pay to Reuters a royalty ("Reuters Royalty") each month equal to fifty (50) percent of Distributor's Net Advertising Revenue for the prior month, where:

"Distributor's Net Advertising Revenue" means Distributor's gross revenues from the sale of Advertising Space (as defined below) on Reuters Qualifying Pages (as defined below) less any sales commissions or other fees paid to third person advertising agents directly relating to sales on such pages, such commissions and fees not to exceed in the aggregate thirty-five (35) percent of Distributor's gross revenues from such sales. In the event that Distributor barters or otherwise does not charge for Advertising Space, Distributor will apply the fair market value of such space for purposes of computing Distributor's Net Advertising Revenue.

"Reuters Qualifying Page" means any page that contains any Reuters Content, as that term is defined in the Terms and Conditions, except a page whose only Reuters Content is up to three (3) headlines per Reuters Service, unless such headlines are the only substantive content on the page.

"Advertising Space" means, with respect to a page, the total area designated by Distributor for advertising or promotion, including sponsorships.

         1.1 Reuters Royalty Additional Terms: Distributor shall pay the greater of (i) the service fee plus the extended archive fee or (ii) the royalty

2. Reporting. Distributor shall keep such books and records as are necessary to verify the amounts owed to Reuters under this Agreement. Distributor will provide with each Reuters Royalty payment: (a) a report in the form attached hereto, signed by an authorized representative of Distributor, setting forth the manner in which the Reuters Royalty was calculated and certain relevant advertising statistics for Distributor's Internet Service ("Monthly Reuters Royalty Report"); and (b) the relevant portions of any third person reports used in the preparation of the Monthly Reuters Royalty Report, including, where applicable, any advertising "rep" or booking firm reports and any third person tracking service reports.

3. Advertising Sales. Distributor shall: (a) use reasonable commercial efforts in collecting receivable in connection with sales of Advertising Space; (b) use reasonable commercial efforts to sell Advertising Space on Reuters Qualifying Pages that are at least equal to the efforts it employs to sell Advertising Space on all other pages; (c) ensure that the sell-out rate and commercial inventory of Advertising Space on Reuters Qualifying Pages are comparable to the sell-out rate and commercial inventory for Distributor's Internet service as a whole; (d) sell Advertising Space on Reuters Qualifying Pages at a rate comparable to that being charged for other pages on Distributor's Internet Service; (c) make unsold Advertising Space on Reuters Qualifying Pages available to Reuters to place advertising relating Reuters or its affiliates at no cost to Reuters.

4. Audit Rights. Once a year during the term of this Agreement and the first year thereafter, Reuters, at its expense and upon 10 days' notice to Distributor, will have the right to examine Distributor's relevant books and records in order to verify the figures reported in any report or statement required hereunder and the amounts owed to Reuters pursuant to this Agreement. Such books and records will be made available at the place where these records are kept in the ordinary course of business. Reuters shall have the right to make two (2) copies of such relevant books and records for the sole purpose of carrying out its examination, subject to Distributor's right to redact, prior to copying, any sensitive information not relevant to the examination. If, as a result of such examination, Reuters determines that Distributor mis-reported any figure or underpaid any amount, Reuters will promptly furnish to Distributor a copy of the results of its audit setting forth the discrepancy, and showing, in reasonable detail, the bases upon which the same was determined. Distributor will remit to Reuters a sum equal to the amount of any underpayment within 30 days after notification of the discrepancy. If such discrepancy is greater than 10% of the total amount reported by Distributor for the period audited, then Distributor will reimburse Reuters for the cost of the examination.



                                       /s/ MH
                                       ---------------
                                       DISTR. INITIALS

                                  AMENDMENT TO
                          INTERNET SERVICES AGREEMENT
                         BETWEEN REUTERS NEWMEDIA INC.
                           AND INTERNET CENTURY, INC.


         This Amendment, dated February 12, 1999 amends the January 20, 1999 Agreement by and between REUTERS NEWMEDIA INC. and INTERNET CENTURY, INC. (the "Agreement"). Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. The parties hereby agree to amend the Agreement as follows:

1. The Reuters Spanish Language Service is hereby added to the Reuters Services provided to Internet Century, Inc. ("Distributor") under the Agreement. Distributor shall have the right to display the Spanish Language Service solely in accordance with the terms and conditions of the Agreement (as amended hereby), provided that Distributor shall not display more than fifteen (15) stories or headlines on a single page.

2. Distributor hereby agrees to pay to Reuters an additional monthly fee of $3,000.00 for the Spanish Language Service.

3. Except as specifically set forth herein, all terms and conditions of the Agreement shall remain in full force and effect.


REUTERS NEWMEDIA INC.              INTERNET CENTURY, INC.


By: /s/ Andrew Nibley               By: /s/ Michael Hubert
    --------------------                --------------------

Title: President                    Title: COO
       -----------------                   -----------------

Date:                               Date: 2/12/99
      ------------------                  ------------------

                                  AMENDMENT TO
                          INTERNET SERVICES AGREEMENT
                         BETWEEN REUTERS NEWMEDIA INC.
                           AND INTERNET CENTURY, INC.


         This Amendment, dated February 22, 1999 amends the January 20, 1999 Agreement by and between REUTERS NEWMEDIA INC. and INTERNET CENTURY, INC. (the "Agreement"). Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. The parties hereby agree to amend the Agreement as follows:

1. The Reuters Online Reports is hereby added to the Reuters Services provided to Internet Century, Inc. ("Distributor") under the Agreement. Distributor shall have the right to display the Online Reports solely in accordance with the terms and conditions of the Agreement (as amended hereby).

2. Distributor hereby agrees to pay to Reuters an additional monthly fee of $8,400.00 for the Reuters Online Reports.

3. Except as specifically set forth herein, all terms and conditions of the Agreement shall remain in full force and effect.


REUTERS NEWMEDIA INC.               INTERNET CENTURY, INC.


By: /s/ Andrew Nibley               By: /s/ Michael A. Hubert
    ------------------                  ---------------------

Title: President                    Title: C.O.O.
       ---------------                     ------------------

Date:                               Date: 2/22/99
      ----------------                    -------------------